                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No. ___)

Filed by the Registrant                      [X]
Filed by a Party other than the Registrant   [_]
Check the appropriate box:

[X]     Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e) (2))
[_]     Definitive Proxy Statement
[_]     Definitive Additional Materials
[_]     Soliciting Material Pursuant to (S)240.14a-12

                              BOSTON ADVISORS TRUST
                (Name of Registrant as Specified in its Charter)

     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.

[_]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
        1)  Title of each class of securities to which transaction applies:
        ________________________________________________________________________
        2)  Aggregate number of securities to which transaction applies:
        ________________________________________________________________________
        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ________________________________________________________________________
        4)  Proposed maximum aggregate value of transaction:
        ________________________________________________________________________
        5)  Total fee paid:
        ________________________________________________________________________

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)  Amount Previously Paid:
        _________________________________________________________
        2)  Form, Schedule or Registration Statement No.:
        _________________________________________________________
        3)  Filing Party:
        _________________________________________________________
        4)  Date Filed:
        _________________________________________________________

                       BOSTON ADVISORS CASH RESERVES FUND
                BOSTON ADVISORS U.S. GOVERNMENT MONEY MARKET FUND
       (each a series of Boston Advisors Trust and referred to as a "Fund"
                        and collectively as the "Funds")


                               One Federal Street
                                  26/th/ Floor
                                Boston, MA 02110

                 NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD NOVEMBER 13, 2002

The Funds are series of Boston Advisors Trust (the "Trust"), which is a business trust, organized under the laws of the Commonwealth of Massachusetts.

This is the formal agenda for your Fund's special meeting. It tells you what matters will be voted on and the time and place of the meeting, in case you want to attend in person.

To the shareholders of each Fund:

A joint special meeting of shareholders of the Funds will be held at One Federal Street, Boston, Massachusetts on November 13, 2002 at 9:00 a.m., Eastern time, to consider the following:

1. For each Fund, a proposal to approve a subadvisory agreement among the Funds, Boston Advisors, Inc. and MONY Capital Management, Inc., an affiliate of Boston Advisors, Inc. Your board of trustees recommends that you vote FOR this proposal.

2.   Any other business that may properly come before the meeting.

Shareholders of record as of the close of business on October 3, 2002 are entitled to vote at the meeting and any related follow-up meetings.

Whether or not you expect to attend the meeting, please complete and return the enclosed proxy card. Please take a few minutes to vote now.

                                    By order of the board of trustees,
                                    John Del Prete
                                    Secretary

October 15, 2002

                            JOINT PROXY STATEMENT OF

                       BOSTON ADVISORS CASH RESERVES FUND
                BOSTON ADVISORS U.S. GOVERNMENT MONEY MARKET FUND
       (each a series of Boston Advisors Trust and referred to as a "Fund"
                        and collectively as the "Funds")

               Proxy Statement for Special Meeting of Shareholders

This Joint Proxy Statement contains the information you should know before voting on the proposals as summarized below.

The Funds are organized as registered open-end management investment companies, each a series of the Trust. The Trust is a business trust organized under the laws of the Commonwealth of Massachusetts.

Your Fund will furnish without charge a copy of its most recent annual report to any shareholder upon request. Shareholders who want to obtain a copy of a Fund's semiannual and annual reports should direct all written requests to the attention of the Fund, Boston Advisors Trust, One Federal Street, 26th Floor, Boston, Massachusetts 02110 or call Boston Advisors, Inc. at 1-800-523-5903.

                                  INTRODUCTION

This Proxy Statement is being used by the board of trustees of the Trust to solicit proxies to be voted at a special meeting of shareholders of your Fund. This meeting will be held at the principal executive offices of the Funds, One Federal Street, Boston, Massachusetts on November 13, 2002 at 9:00 a.m., Eastern time. The purpose of the meeting is to consider:

1. For each Fund, a proposal to approve a subadvisory agreement among the Funds, Boston Advisors, Inc. and MONY Capital Management, Inc, an affiliate of Boston Advisors, Inc.

2.   Any other business that may properly come before the meeting.

This Proxy Statement and the proxy card are being mailed to Fund shareholders on or about October 15, 2002.

Who is Eligible to Vote?

Shareholders of record on October 3, 2002 are entitled to attend and vote on each proposal at the meeting or any adjourned meeting. Each share is entitled to one vote. Shares represented by properly executed proxies, unless revoked before or at the meeting, will be voted according to shareholder instructions. If you sign a proxy, but do not fill in a vote, your shares will be voted "for" the proposals. If any other business comes before the meeting, your shares will be voted at the discretion of the persons named as proxies.

                                   PROPOSAL 1

                       APPROVAL OF A SUBADVISORY AGREEMENT
                                  FOR THE FUNDS

Boston Advisors, Inc. (the "adviser") serves as the Funds' investment adviser and is responsible for providing each Fund with a continuous investment program under an investment advisory agreement (the "advisory agreement") with the Funds. The advisory agreement was most recently approved by the board of trustees of each Fund (the "trustees"), including a majority of the trustees who are not parties to the advisory agreement or "interested persons" as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act") of any party thereto (the "non-interested trustees"), on March 12, 2002.

At a meeting of the Funds' trustees held on October 2, 2002, the trustees, including all of the non-interested trustees, unanimously approved and voted to recommend that shareholders of each Fund approve a subadvisory agreement (the "proposed subadvisory agreement") among the Funds, the adviser and MONY Capital Mangement, Inc. (the "subadviser"). The adviser and the subadviser are both wholly owned subsidiaries of The MONY Group, Inc., a diversified financial service company offering insurance, brokerage, asset management and other financial services. As of June 30, 2002, The MONY Group, Inc. and its affiliates had total assets of $11 billion.

The proposed subadvisory agreement will permit the day-to-day management of the Funds' assets to be conducted by a team of investment professionals, both portfolio managers and credit analysts, who devote significantly greater resources to managing money market assets. However, the basic investment approach of the Funds would be unchanged and the adviser would remain responsible for the overall management of the Funds' operations. The form of proposed subadvisory agreement is attached to this proxy statement as Exhibit A.

Approval of the proposed subadvisory agreement will not result in any increase in fees payable by the Funds or any change in the Funds' investment policies. The adviser will be solely responsible for paying the proposed subadvisory fee to the subadviser. The investment management fees payable by the Funds to the adviser under the advisory agreement will not change.

For a summary of the trustees' rationale for recommending that shareholders vote to approve the adviser's retention of the subadviser, see "Analysis of Proposal and Review of Trustees" below.

About the subadviser

MONY Capital Management, Inc. is a Delaware corporation founded in and registered with the Securities and Exchange Commission as an investment adviser in [2001]. The subadviser is a wholly owned subsidiary of The MONY Group, Inc. The subadviser is principally engaged in the management of investments for insurance companies and investment advisers affiliated with The MONY Group, Inc.

As of June 30, 2002, the subadviser had total assets under management of approximately $7.7 billion, including approximately $400 million in money market portfolios. The subadviser has a professsional staff of approximately eighteen investment management professionals. The principal business offices of the subadviser are located at 1740 Broadway, New York, NY 10019.

The subadviser does not currently manage the assets of any other investment company.

The principal occupations of each director and principal executive officer of the subadviser are set forth in Exhibit B to this proxy statement. The principal business address of each director and principal executive officer, as it relates to his or her duties with the subadviser, is 1740 Broadway, New York, NY 10019.

About the Adviser

The adviser is a wholly owned subsidiary of The Advest Group, Inc. ("Advest Group"), a diversified financial services firm with headquarters in Hartford, Connecticut. The Advest Group is engaged in the financial services business in the U.S. and other countries. The Advest Group is a member of The MONY Group, Inc. As of June 30, 2002, the adviser had approximately $3.4 billion in assets under management, including the Funds, tax exempt money market funds and separately managed accounts.

If the proposed subadvisory agreement is approved, the adviser will use the services of the subadviser to manage the day-to-day investment of the Funds' assets, but the adviser will remain responsible for the overall management of the Funds' operations as discussed below under "The Advisory Agreement."

During the Funds' most recent fiscal year, no brokerage commissions were paid to any affiliate in connection with portfolio transactions.

The principal occupations of each director and principal executive officer of the adviser are set forth in Exhibit C to this proxy statement.

The Proposed Subadvisory Agreement

The following is a summary of the material terms of the proposed subadvisory agreement. This summary is qualified by the form of proposed subadvisory agreement attached to this proxy statement as Exhibit A.

Services. Under the proposed subadvisory agreement, the subadviser would provide each Fund with investment research, advice and supervision and furnish an investment program for the Funds in accordance with each Fund's investment objective and policies, subject to the supervision of the adviser and the trustees. The subadviser would determine what portfolio securities will be purchased or sold, arrange for the placing of orders for the purchase or sale of portfolio securities, select brokers or dealers to place those orders, maintain books and records with respect to each Fund's securities transactions, and report to the adviser and the trustees on each Fund's investments and performance.

Compensation. The proposed subadvisory agreement provides that the adviser will pay the subadviser a fee equal to 0.03% of each Fund's average daily net assets. The Funds will not pay any fee directly to the subadviser. The fee payable to the adviser of 0.55% of each Fund's average daily net assets will not be affected by the proposal.

Term. If approved by shareholders of a Fund, the proposed subadvisory agreement will take effect with respect to that Fund as soon as practicable after the shareholder meeting and will remain in effect until April 30, 2004. Thereafter, the subadvisory agreement will continue in effect from year to year subject to the approval of its continuance as described below under "Provisions Contained in the Proposed Subadvisory Agreement and Advisory Agreement.

Provisions Contained in the Proposed Subadvisory Agreement and the Advisory Agreement

Limitation of Liability. The advisory and the subadvisory agreements provide that neither the adviser nor the subadviser shall be liable for any error of judgment or mistake of law or for any loss suffered by your Fund in connection with the matters to which the respective agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the applicable adviser or subadviser in the performance of its duties or from the reckless disregard of its obligations and duties under the respective agreement.

Termination, Continuance and Amendment. Except as described above for the proposed subadvisory agreement, each agreement continues from year to year subject to annual approval of its continuance by a majority of the non-interested trustees, cast in person at a meeting called for the purpose of voting on such approval, and annual approval by either (a) your Fund's trustees, or (b) a majority of your Fund's outstanding voting securities, as defined in the 1940 Act. Each agreement may be terminated at any time without penalty on 60 days' written notice by the trustees, by a vote of a majority of the Fund's outstanding voting securities, or by the adviser or subadviser. Each agreement terminates automatically in the event of its assignment or in the event that the adviser ceases to act as the Fund's investment adviser.

The Advisory Agreement

Under the Funds' advisory agreement, the adviser, provides the Funds with investment research, advice and supervision and furnishes an investment program consistent with each Fund's investment objective and policies, subject to the supervision of the trustees. The adviser determines what portfolio securities will be purchased or sold, arranges for the placing of orders for the purchase or sale of portfolio securities, selects brokers or dealers to place those orders, maintains books and records with respect to each Fund's securities transactions, and reports to the trustees on each Fund's investments and performance.

Under the terms of the advisory agreement, the adviser pays all the operating expenses, including executive salaries and the rental of office space, relating to its services for the Funds. Except for the services provided by the adviser, each Fund pays all of its own ordinary and extraordinary expenses, including, but not limited to: (a) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of the adviser or its affiliates, office space and facilities and personnel compensation, training and benefits; (b) the charges and expenses of auditors; (c) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the Fund with respect to the Fund; (d) issue and transfer taxes, chargeable to the Fund in connection with securities transactions to which each Fund is a party; (e) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and corporate fees payable by the Fund to federal, state or other registrations of the Fund and/or its shares with the Securities and Exchange Commission ("SEC"), state blue sky securities agencies and the securities regulators of foreign countries, including the preparation of prospectuses and statements of additional information for filing with the SEC;
(g) all expenses of shareholders' and trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (h) charges and expenses of legal counsel to the Fund and the trustees; (i) any distribution or service fees paid by the Fund in accordance with Rule 12b-1 under the 1940 Act; (j) compensation of those trustees of the Fund who are not affiliated with or interested persons of the adviser or the Fund (other than as trustees); (k) the cost of preparing and printing share certificates; and (l) interest on borrowed money, if any. In addition to the expenses described above, the Fund will pay brokers' and underwriting commissions chargeable to the Fund in connection with its securities transactions.

Each Fund has agreed to pay the adviser a monthly advisory fee at an annual rate equal to the Fund's average daily net assets as set forth below:

         Fund                         Fee as a Percent of
                                    Average Daily Net Assets

Cash Reserves Fund                          0.55%


U.S. Government Money
Market Fund                                 0.55%

For each Fund, the adviser has contractually agreed to waive its advisory fees and reimburse the Funds for its expenses through September 1, 2003 to the extent necessary to maintain the expense ratios of Class 1 and Class 2 shares at not more than 0.90% and 0.65% of their average net assets, respectively. The caps may be changed or terminated at any time after September 1, 2003 and do not apply to brokerage commission, taxes, interest and litigation, indemnification and other extraordinary expenses. During the fiscal year ended April 30, 2002, the Cash Reserves Fund incurred advisory fees of $6,896,384, of which $1,077,585 was waived by the adviser, and the U.S. Government Money Market Fund incurred advisory fees of $966,327, of which $195,926 was waived by the adviser.

Analysis of Proposal and Review by Trustees

The trustees have determined that the retention of the subadviser is in the best interest of each Fund and the terms of the proposed subadvisory agreement are fair and reasonable. In evaluating the proposed subadvisory agreement, the trustees carefully considered the subadviser's experience in managing fixed-income portfolios, the investment performance of such portfolios, and the subadviser's resources, reputation, personnel, operations and financial condition. The trustees considered the potential benefits to the Funds of being managed by an adviser that has significantly more assets under management, particularly in money market portfolios, and more resources for research and credit analysis. The trustees also considered the continuing role of the adviser in supervising the Funds' operations and the fact that the subadviser would be following the same policies in managing the Funds on a day-to-day basis. The trustees also considered the fact that the proposed arrangement would not have an effect on fees paid by the Funds. In addition, the trustees considered such other factors as they deemed relevant.

Trustees' Evaluation and Recommendation

The trustees, including all of the non-interested trustees, by a vote cast at a meeting held on October 2, 2002 unanimously approved and voted to recommend to the shareholders of the Funds that each Fund adopt the proposed subadvisory agreement. If a Fund's shareholders approve the proposed subadvisory agreement, that subadvisory agreement will take effect as soon as practicable after the shareholder meeting.

If the proposed subadvisory agreement is not approved for a Fund, the adviser will continue to manage the Fund's assets on a day-to-day basis. Failure to approve this proposal by either Fund will not affect the approval by the other Fund.

The trustees of your Fund, including the non-interested trustees, recommend that the shareholders of your Fund vote "for" the proposed subadvisory agreement.

                         VOTING RIGHTS AND REQUIRED VOTE

Each share of your Fund is entitled to one vote for each proposal. Approval of each proposal requires the affirmative vote of a majority of the shares of your Fund outstanding and entitled to vote. For this purpose, a majority of the outstanding shares of your Fund means for each proposal the vote of the lesser of

(1) 67% or more of the shares present at the meeting, if the holders of more than 50% of the shares of the Fund are present or represented by proxy, or

(2)  more than 50% of the outstanding shares of the Fund.

Shares of your Fund represented in person or by proxy, including shares which abstain or do not vote with respect to a proposal, will be counted for purposes of determining whether there is a quorum at the meeting. Accordingly, an abstention from voting has the same effect as a vote against a proposal.

However, if a broker or nominee holding shares in "street name" indicates on the proxy card that it does not have discretionary authority to vote on a proposal, those shares will not be considered present and entitled to vote on that proposal. Thus, a "broker non-vote" has no effect on the voting in determining whether a proposal has been adopted in accordance with clause (1) above, if more than 50% of the outstanding shares (excluding the "broker non-votes") are present or represented. However, for purposes of determining whether a proposal has been adopted in accordance with clause (2) above, a "broker non-vote" has the same effect as a vote against that proposal because shares represented by a "broker non-vote" are considered to be outstanding shares.

                       INFORMATION CONCERNING THE MEETING

Solicitation of Proxies

In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax or in person by the trustees, officers and employees of your Fund; by personnel of the adviser, the Fund's principal distributor, Advest, Inc., and the Fund's shareholder servicing and transfer agent, Advest Transfer Services, Inc., or by broker-dealer firms. Alamo Direct has agreed to provide proxy solicitation services at a cost of approximately $30,000. The adviser has agreed to pay the costs of preparing, mailing and soliciting proxies, including payments to unaffiliated solicitation firms.

The mailing address of the Funds, the adviser and Boston Advisors Trust is One Federal Street, 26/th/ Floor, Boston, Massachusetts, 02110.

Revoking Proxies

A shareholder signing and returning a proxy has the power to revoke it at any time before it is exercised:

..    By filing a written notice of revocation with your Fund's transfer agent,
     Advest Transfer Services, Inc., 90 Statehouse Square, Hartford, CT 06163,

..    By returning a duly executed proxy with a later date before the time of the meeting, or

..    If a shareholder has executed a proxy but is present at the meeting and wants to vote in person, by notifying the secretary of the Fund (without complying with any formalities) at any time before it is voted.

Being present at the meeting alone does not revoke a previously executed and returned proxy.

Outstanding Shares and Quorum

As of October 3, 2002 (record date), the number of shares of beneficial interest of each Fund outstanding were as follows:

           Fund                              Shares Outstanding

Cash Reserves Fund                            _____________

U.S. Government Money
Market Fund                                   _____________


Only shareholders of record on record date are entitled to notice of and to vote at the meeting. A majority of the outstanding shares of the Fund that are entitled to vote will be considered a quorum for the transaction of business.

Submission of shareholder proposals

The Funds do not hold regular shareholders' meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Secretary of the Trust at the address set forth on the cover of this proxy statement.

Other Business

Each Fund's board of trustees knows of no business to be presented for consideration at the meeting other than the proposal. If other business is properly brought before the meeting, proxies will be voted according to the best judgment of the persons named as proxies.

Adjournments

If, for any Fund, a quorum is not present in person or by proxy at the time any session of the meeting is called to order, the persons named as proxies may vote those proxies that have been received to adjourn the meeting to a later date. If a quorum is present but there are not sufficient votes in favor of a proposal, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies concerning the proposal. Any adjournment will require the affirmative vote of a majority of each affected Fund's shares at the session of the meeting to be adjourned. If an adjournment of the meeting is proposed because there are not sufficient votes in favor of a proposal, the persons named as proxies will vote those proxies favoring the proposal in favor of adjournment, and will vote those proxies against the proposal against adjournment.

Telephone Voting

In addition to soliciting proxies by mail, by fax or in person, each Fund may also arrange to have votes recorded by telephone by officers and employees of the Fund or by personnel of the adviser or transfer agent. The telephone voting procedure is designed to verify a shareholder's identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder's instructions and to confirm that the voting instructions have been properly recorded. If these procedures were subject to a successful legal challenge, these telephone votes would not be counted at the meeting. The Funds have not obtained an opinion of counsel about telephone voting, but are currently not aware of any challenge.

..    A shareholder will be called on a recorded line at the telephone number in the Fund's account records and will be asked to provide the shareholder's social security number or other identifying information.

..    The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the meeting in accordance with the shareholder's instructions.

..    To ensure that the shareholder's instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions by mail.

..    A toll-free number will be available in case the voting information contained in the confirmation is incorrect.

..    If the shareholder decides after voting by telephone to attend the meeting, the shareholder can revoke the proxy at that time and vote the shares at the meeting.

Internet Voting

You also will have the opportunity to submit your voting instructions via the Internet by utilizing a program provided through a vendor. Voting via the Internet will not affect your right to vote in person if you decide to attend the meeting. Do not mail the proxy card if you are voting via the Internet. To vote via the Internet, you will need the ___-digit "control number" that appears on your proxy card. These Internet voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders' instructions have been recorded properly. If you are voting via the Internet you should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by you.

..    Read the proxy statement and have your proxy card at hand.

..    Go to the Web site www._____________.com.

..    Select the shareholder entryway.

..    Select the proxy-voting link for your Fund.

..    Enter the __-digit "control number" found on your proxy card.

..    Follow the instructions on the Web site. Please call us at [1-800-523-5903]
     if you have any problems.

..    To ensure that your instructions have been recorded correctly, you will receive a confirmation of your voting instructions immediately after submission and also by email if chosen.

                        OWNERSHIP OF SHARES IN THE FUNDS

As of September ____, 2002, no person held 5% or more of the outstanding shares of the Funds.

As of September ____, 2002, trustees and officers of the Trust collectively owned less than 1% of each Fund's outstanding shares.

                                    Exhibit A

                             [subadvisory agreement]

                                    Exhibit B


  The principal occupations of each director and principal executive officer of the subadviser are set forth below

Name and Address*                        Principal Occupation


Kenneth M Levine

William D. Goodwin                       President and Chief Executive Officer
                                         of MONY Capital Management, Inc.

Richard Daddario

Bart Schwartz

Gregory M. Staples                       Senior Managing Director of MONY
                                         Capital Management.

Suzanne Walton                           Senior Managing Director of MONY
                                         Capital Management.

Emilia F. Wiener                         Senior Managing Director of MONY
                                         Capital Management.

William H. Sidford                       Senior Managing Director of MONY
                                         Capital Management.

Lenny P Mazlish                          Senior Managing Director of MONY
                                         Capital Management.

* The business address of each person listed is 1740 Broadway, New York, NY
10019.

                                    Exhibit C

Name and Address            Principal Occupation

Michael J. Vogelzang        President, Chief Executive Officer and Trustee of
One Federal Street          Boston Advisors Trust; President and Chief
Boston, MA 02110            Investment Officer of Boston Advisors, Inc.;
                            Director, Advest, Inc.

Allen G. Botwinick          Chairman of the Board and Trustee of Boston
90 State House Square       Advisors Trust; Executive Vice President of
Hartford, CT 06103          Administration and Operations, The Advest Group,
                            Inc. and Advest, Inc.; Director of Advest, Inc.

Kenneth Levine
1740 Broadway
New York, NY 10019

Michael Roth
1740 Broadway
New York, NY 10019

Donna Sawan
90 State House Square
Hartford, CT 06103

Lee Kuckro
90 State House Square
Hartford, CT 06103

Donna C. McAdam             Treasurer, Vice President, Chief Financial Officer
One Federal Street          and Chief Operating Officer of Boston Advisors, Inc.
Boston, MA 02110

--------------------------------------------------------------------------------
[logo]   Boston Advisors Trust      PROXY FOR THE SPECIAL MEETING OF
                                    SHAREHOLDERS OF BOSTON ADVISORS CASH
                                    RESERVES FUND AND BOSTON ADVISORS U.S.
                                    GOVERNMENT MONEY MARKET FUND
--------------------------------------------------------------------------------
One Federal Street                  To be held November 13, 2002
26/th/ Floor                        VOTE VIA THE INTERNET:
Boston, MA 02110                    [http://www._________.com]
                                    TOUCH-TONE VOTING: [1-800-523-5903]
--------------------------------------------------------------------------------


  [CONTROL NUMBER] [triangle] Please fold and detach at perforation before mailing [triangle]



BOSTON ADVISORS CASH RESERVES FUND
BOSTON ADVISORS U.S. GOVERNMENT MONEY MARKET FUND

I (we), having received notice of the meeting and management's proxy statement therefor, and revoking all prior proxies, hereby appoint John DelPrete, Michael
J. Vogelzang and Donna C. McAdam, and each of them, my (our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Special Meeting of Shareholders of my (our) fund to be held on November 13, 2002, at 9:00 a.m. (Eastern time) at the offices of the fund, One Federal Street, 26/th/ floor, Boston, Massachusetts 02110, and any adjourned session or sessions thereof, and there to vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all shares of the fund which I (we) will be entitled to vote or act upon, with all the powers I (we) would possess if personally present.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "FOR" the Proposal as described in the Proxy Statement and in the discretion of the Proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof.

                                              Date _______________________, 2002



                                              NOTE: In signing, please write
                                              name(s) exactly as appearing
                                              hereon. When signing as attorney,
                                              executor, administrator or other
                                              fiduciary, please give your full
                                              title as such. Joint owners should
                                              each sign personally.

                                              __________________________________

                                              Signature(s)

                  Please sign, date and return this proxy card
                            in the enclosed envelope.

   [triangle] Please fold and detach at perforation before mailing [triangle]

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF YOUR FUND AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED.

The Board Unanimously Recommends That You Vote IN FAVOR OF the Proposal.



                   Please vote by filling in the boxes below.

(Boston Advisors Cash Reserves Fund Only):


                                                       FOR     AGAINST    ABSTAIN
        To approve a subadvisory agreement among
        Boston Advisors Cash Reserves Fund, Boston
        Advisors U.S. Government Money Market Fund,    [_]       [_]        [_]
        Boston Advisors, Inc. and MONY Capital
        Management, Inc.

(Boston Advisors U.S. Government Money Market Fund Only):


                                                       FOR     AGAINST    ABSTAIN
        To approve a subadvisory agreement among
        Boston Advisors Cash Reserves Fund, Boston     [_]       [_]        [_]
        Advisors U.S. Government Money Market Fund,
        Boston Advisors, Inc. and MONY Capital
        Management, Inc.


                  Please sign, date and return this proxy card